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                                                                     Exhibit 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated July 11, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-91800) and related Prospectus of Claymore Securities Defined Portfolios, Series 130.

                                                          ERNST & YOUNG LLP


Kansas City, Missouri
July 11, 2002